Exhibit 10.6
AMENDMENT NUMBER 5
TO AMENDED AND RESTATED LOAN AGREEMENT
          THIS AMENDMENT NUMBER 5, dated as of June 15, 2004 (this “Amendment”) to the Amended and Restated Loan Agreement, dated as of March 7, 2003 (as amended or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company with limited liability organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTM CAPITAL CORPORATION (“BTMCC”), a Delaware corporation, HSH NORDBANK AG, NEW YORK BRANCH (“HSH”), a banking institution duly organized and validly existing under the laws of Germany, and the other financial institutions from time to time party hereto (each, including Fortis, BTMCC and HSH, a “Lender” or “Co-Purchaser” and collectively, the “Lenders” or the “Co-Purchasers”).
W I T N E S S E T H:
          WHEREAS, the Borrower, Fortis and BTM have previously entered into the Loan Agreement, dated as of September 18, 2002, as amended and restated as of March 7, 2003, and subsequently amended by Amendment Number 1 thereto, dated as of October 15, 2003, Amendment Number 2 thereto, dated as of March 4, 2004, Amendment Number 3 thereto, dated as of April 30, 2004, and Amendment Number 4 thereto, dated as of May 31, 2004;
          WHEREAS, the parties desire to further amend the Loan Agreement in order to (i) increase the Aggregate Commitment from Eighty Million Dollars ($80,000,000) to One Hundred Fifty Million Dollars ($150,000,000), (ii) increase the Class A Commitment with respect to Fortis from Thirty-Five Million Dollars ($35,000,000) to Forty-Five Million Dollars ($45,000,000), (iii) increase the portion of the Class A Commitment with respect to BTMCC from Forty Million Dollars ($40,000,000) to Fifty Million Dollars ($50,000,000), (iv) add HSH as a Lender under the terms of the Loan Agreement with a Class A Commitment of Fifty Million Dollars ($50,000,000), (v) extend the Conversion Date from June 15, 2004 to June 15, 2005, (vi) exchange the promissory notes issued pursuant to the Loan Agreement as amended by Amendment No. 1 to the Loan Agreement, dated as of October 15, 2003, for new Notes, and (vii) to make certain other amendments, all upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

Exhibit 10.6
          SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof, the following Sections are hereby amended as follows:
          (a) Section 101 is hereby amended by deleting the term “Aggregate Principal Balance” in its entirety and replacing such term with the following:
     “Aggregate Principal Balance: As of any date of determination, an amount equal to the sum of the then Principal Balance of all Notes then Outstanding.”;
          (b) Section 101 is hereby amended by deleting the term “Aggregate Asset Base” in its entirety and replacing such term with the following:
     “Aggregate Asset Base: As of any date of determination, an amount equal to: the sum, without duplication, of:
(1)	the product of (x) eighty percent (80%) and (y) the sum of the Net Book Values (determined as of the last day of the Collection Period immediately preceding such date of determination) of all Eligible Containers (to the extent not then subject to a Finance Lease);

(2)	the amount of cash and the face amount of Eligible Investments then on deposit in the Trust Account (excluding the amount necessary to pay all interest and principal which shall be due and owing as of the next succeeding Payment Date on all Notes then Outstanding) and the Restricted Cash Account; and

(3)	the product of (x) eighty percent (80%) and (y) the sum of the then Net Book Values of all Eligible Containers then subject to Finance Leases.”;
           (c) Section 101 is hereby amended by deleting the term “Commitment Fee Percentage” in its entirety and replacing such term with the following:
     “Commitment Fee Percentage: The percentage specified as such in the letter agreement, dated as of June 15, 2004, between the Borrower and the Agent, as such letter agreement may be amended, modified or supplemented from time to time in accordance with its terms.”;
          (d) Section 101 is hereby amended by deleting the term “Conversion Date” in its entirety and replacing such term with the following:
     “Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) June 15, 2005 (as such date may be extended in accordance with Section 201(f)), and (ii) the date on which an Early Amortization Event initially occurs.”;
          (e) Section 101 is hereby amended by adding the following defined term in the proper alphabetical order:
     “Co-Purchaser: This term shall mean any Lender.”;

Exhibit 10.6
          (f) Section 101 is hereby amended by adding the following defined term in the proper alphabetical order:
     “Effective Date: June 15, 2004.”;
          (g) Section 101 is hereby amended by deleting the term “Eligible Container” in its entirety and replacing such term with the following:
     “Eligible Container: Any Container which shall comply with each of the following requirements as of the date indicated below:
     (i) Purchase Parameters. Such Container conformed, on the date of its original acquisition by the Borrower, with the Purchase Parameters in effect on such date of acquisition;
     (ii) Casualty Losses. Such Container shall not have suffered a Casualty Loss on such date of determination;
     (iii) Title. The Borrower shall have had good and marketable title to such Container, free and clear of all Liens other than Permitted Liens, on such date of determination;
     (iv) Maximum Concentration of Non-Monthly Lease Agreements. If such Container is on lease, then when considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all Eligible Containers then subject to a Lease for which rent is payable on other than a monthly basis shall not exceed five percent (5%) of the Aggregate Net Book Value;
     (v) Valid and Perfected Security Interest. The Security Agreement is effective to create in favor of the Agent a valid and perfected first security interest in such Container, subject only to Permitted Liens;
     (vi) Maximum Concentration of Refrigerated Containers. When considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all refrigerated Containers will not exceed an amount equal to thirty-five percent (35%) of the then Aggregate Net Book Value;
     (vii) Specialized Containers. When considered with all other Eligible Containers owned by the Borrower, all of the following are correct: (A) the sum of the Net Book Values of all Specialized Containers (other than refrigerated Containers) will not exceed an amount equal to twenty-five percent (25%) of the then Aggregate Net Book Value, (B) the sum of the Net Book Values of a particular type of Specialized Container (other than refrigerated Containers) shall not exceed Fifteen Million Dollars ($15,000,000), and (C) all Specialized Containers acquired by the Borrower on or after the Restatement Date shall be twenty feet (20’) long or forty feet (40’) long;
     (viii) Maximum Lessee Concentrations. If such Container is then on lease, then, when considered with all other Eligible Containers then on lease, the sum of the Net

Exhibit 10.6
Book Values of all Eligible Containers then on lease to any single lessee will not exceed the following:
     (a) if such lessee is set forth on Exhibit E hereto, an amount equal to the greater of (x) twelve Million Dollars ($12,000,000) and (y) twelve percent (12%) of the then Aggregate Net Book Value; or
     (b) in all other instances not covered by clause (a), an amount equal to the greater of (x) five Million Dollars ($5,000,000) and (y) five percent (5%) of the then Aggregate Net Book Value;
     (ix) Maximum Concentration of Finance Leases. If such Container is then subject to the terms of a Finance Lease, then, when considered with all other Eligible Containers then on lease, the sum of the Net Book Values of all Containers subject to Finance Leases shall not exceed twenty (20%) of the then Aggregate Net Book Value;
     (x) Maximum Concentration of Non-USD Denominated Leases. When considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all Containers subject to Non-USD Denominated Leases will not exceed an amount equal to five percent (5%) of the then Aggregate Net Book Value;
     (xi) Compliance with ISO; Age; Term Lease. Each New Container acquired by the Borrower on or after the Restatement Date shall comply with all of the following: (A) be an ISO compliant Container (excluding any tank containers), (B) be less than twenty-four (24) months old as of the date of acquisition by the Borrower, and (C) when considered with all other Eligible Containers owned by the Borrower, at least eighty-five percent (85%) of such New Containers (based on the sum of the Net Book Values of all such New Containers) shall then be subject to a Term Lease;
     (xii) Purchase Price. The purchase price for any New Container acquired by the Borrower on or after the Restatement Date shall not exceed its then fair market value; and
     (xiii) Lessee Bankruptcy. If such Container is then subject to a Finance Lease, the related lessee is not, to the knowledge of the Borrower or the Manager, subject to bankruptcy, insolvency or similar proceedings.”;
          (h) Section 101 is hereby amended by deleting the term “Eligible Interest Rate Hedge Provider” in its entirety and replacing it with the following:
     “Eligible Interest Rate Hedge Provider: One of the following:
     (i) so long as the Notes are not rated by a Rating Agency, either (A) Bank of Tokyo — Mitsubishi Ltd., New York Branch or any of its Affiliates, (B) HSH Nordbank AG, New York Branch or any of its Affiliates, or (C) a bank or financial institution that has a long-term unsecured indebtedness rated not less than “A” by S&P or “A3” by Moody’s and which is reasonably satisfactory to the Agent; or

Exhibit 10.6
     (ii) if the Notes are rated by a Rating Agency, a bank or financial institution that has (A) a long-term unsecured indebtedness rated not less than “A+” by S&P or “A3” by Moody’s, or (B) made arrangements satisfactory to the Rating Agencies to secure its obligations under such Hedge Agreement.”;
          (i) Section 101 is hereby amended by deleting the term “Final Payment Date” in its entirety and replacing such term with the following:
     “Final Payment Date: The Payment Date occuring on June 15, 2013.”;
          (j) Section 101 is hereby amended by amending and restating the defined term “Interest Rate” to read as follows:
     “(A) if no Early Amortization Event has occurred and is then continuing, with respect to the Class A Notes, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) one of the following: (x) during the period from and including the Effective Date to, but excluding, the Conversion Date, one and one-half of one percent (1.50%) per annum, (y) during the period from and including the Conversion Date to, but excluding, the one year anniversary thereof, one and three-quarters of one percent (1.75%) per annum or (z) thereafter, two percent (2%) per annum;
     “(B) if no Early Amortization Event has occurred and is then continuing, with respect to the Class B Notes, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) four and one-half of one percent (4.50%) per annum;
     (C) if an Early Amortization Event has occurred and is then continuing, with respect to the Class A Notes, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) two and three-quarters percent (2.75%) per annum; and
     (D) if an Early Amortization Event has occurred and is then continuing, with respect to the Class B Notes, a rate per annum equal to the sum of (x) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (y) five and one-half percent (5.50%) per annum.”;
          (k) Section 101 is hereby amended by inserting the following defined term in the appropriate alphabetical order:
     “Non-USD Denominated Leases: Leases of Containers under which the related rent is payable in currencies other than United States Dollars and the Lease does not contain a clause providing for adjustment of such rent to reflect exchange rate movements between such currency and the United States Dollar.”;

Exhibit 10.6
          (l) Section 101 is hereby amended by deleting the table in clause (2) of the defined term “Principal Payment Amount” in its entirety and replacing such table with the following:
“

Number of Payment Dates After
Conversion Date	Annual Principal Reduction Required
1-12	10.0%
13-24	10.0%
25-36	12.5%
37-48	12.5%
49-60	12.5%
61-72	12.5%
73-84	15.0%
85-96	15.0%”;
          (m) Clause (a) of Section 201 is hereby amended by deleting the reference to “Eighty Million Dollars ($80,000,000)” and replacing it with “One Hundred Fifty Million Dollars ($150,000,000)”;
          (n) Clause (b) of Section 201 is hereby amended by deleting it in its entirety and replacing such clause with the following:
     “(b) Advances. Prior to the Conversion Date, each of the Class A Notes and Class B Notes shall be a revolving note with a maximum principal amount equal to the then current Class A Commitment and Class B Commitment, respectively, for the related Lender, and the Borrower may, subject to the terms and conditions of this Loan Agreement, borrow, repay and reborrow amounts in respect of such Class A Commitment and Class B Commitment; provided, however, that if the Aggregate Class A Principal Balance shall be less than the then current Class A Aggregate Commitment, then the Lenders shall, at the request of the Borrower and subject to compliance with the terms of Section 1002 of this Agreement, make one or more Class A Advances (for each such Lender, pro rata, in proportion to such Lender’s Class A Commitment) in such aggregate amount that the Aggregate Class A Principal Balance (after giving effect to such Class A Advance(s)) then Outstanding shall not exceed One Hundred Forty-Five Million Dollars ($145,000,000); provided, further, that in no event shall any Lender be required to make a Class A Advance that, when considered with all unpaid Class A Advances previously made by such Lender, would exceed the related Class A Commitment of such Lender. The failure of any Lender to make an Advance on any Funding Date shall not relieve any other Lender of its obligation to make an Advance, but no Lender shall (i) be responsible for the failure of any other

Exhibit 10.6
Lender to make an Advance on any Funding Date or (ii) be obligated to make an incremental Advance on behalf of such non-performing Lender. Each Lender, or the Agent on its behalf, shall maintain a record of all Advances and repayments made on the Notes and such records shall be conclusive absent manifest error. On the Original Closing Date, the Borrower issued a note (the “Closing Date Note”) to Fortis in a maximum principal amount equal to Thirty-Five Million Dollars ($35,000,000). On the Restatement Date, the Borrower issued the following Notes to the respective Lenders: (i) a Class A Note in the maximum principal balance of Twenty Million Dollars ($20,000,000) (of which Eight Million Eight Hundred Forty-Seven Thousand One Hundred Twenty-Two and 47/100 Dollars ($8,847,122.47) was outstanding after giving effect to the Advances made on the Restatement Date) to Fortis, (ii) a Class A Note in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000) (of which Eleven Million Fifty-Eight Thousand Nine Hundred Three and 08/100 Dollars ($11,058,903.08) was outstanding after giving effect to the Advances made on the Restatement Date) to BTMCC and (iii) a Class B Note in the maximum principal balance of Five Million Dollars ($5,000,000) (of which Five Million Dollars ($5,000,000) was outstanding after giving effect to the Advances made on the Restatement Date, and such amount being the maximum principal balance of such Class B Note permitted hereunder, there were no additional Advances available to the Borrower with respect to such Class B Note) to Fortis. Immediately thereafter, the Closing Date Note was cancelled. On October 15, 2003, the Borrower exchanged the Class A Notes issued to Fortis and BTMCC on March 7, 2003 pursuant to this Loan Agreement and issued the following Notes to the respective Lenders: (i) a Class A Note in the maximum principal balance of Thirty-Five Million Dollars ($35,000,000) to Fortis and (ii) a Class A Note in the maximum principal balance of Forty Million Dollars ($40,000,000) to BTMCC. On the Effective Date, Fortis and BTMCC will exchange the Class A Notes issued to them on October 15, 2003 pursuant to this Loan Agreement for: (i) in the case of Fortis, a Class A Note in the maximum principal balance of Forty-Five Million Dollars ($45,000,000) and (ii) in the case of BTMCC, a Class A Note in the maximum principal balance of Fifty Million Dollars ($50,000,000). In addition, the Borrower will issue to HSH on the Effective Date a Class A Note in the maximum principal balance of Fifty Million Dollars ($50,000,000). On the Effective Date, HSH will make an Advance that will be used to prepay the principal balance of the Class A Notes issued to Fortis and BTMCC in the amounts of Nine Million Six Hundred Forty-Two Thousand Seven Hundred Eighty-Eight and 23/100 Dollars ($9,642,788.23) and Eleven Million Six Hundred Twenty-Eight Thousand Sixty-Eight and 16/100 Dollars ($11,628,068.16), respectively. After giving effect to such advance and prepayment, the unpaid principal balance of the Class A Notes issued to BTMCC, Fortis and HSH will be Twenty-One Million Two Hundred Seventy Thousand Eight Hundred Fifty-Six and 40/100 Dollars ($21,270,856.40), Nineteen Million One Hundred Forty-Three Thousand Seven Hundred Seventy and 76/100 Dollars ($19,143,770.76) and Twenty-One Million Two Hundred Seventy Thousand Eight Hundred Fifty-Six and 40/100 Dollars ($21,270,856.40), respectively;”
          (o) Clauses (c) and (d) of Section 201 are hereby amended by deleting all references to “Seventy-Five Million Dollars ($75,000,000)” and replacing them with “One Hundred Forty-Five Million Dollars ($145,000,000)”;
          (p) The last sentence of Section 504 is hereby amended in its entirety by deleting such sentence and replacing it with the following:

Exhibit 10.6
     “None of the Purchase Agreement, the CFB Purchase Agreement, the CCCL Purchase Agreement, the Security Agreement or any Interest Rate Hedge Agreement have been supplemented, amended or otherwise modified since the Original Closing Date.”;
          (q) The first sentence of Section 1002 shall be amended by deleting the reference to “Seventy-Five Million Dollars ($75,000,000)” and replacing it with “One Hundred Forty-Five Million Dollars ($145,000,000)”;
          (r) Clause (c) of Section 1002 is hereby amended by deleting such clause in its entirety and replacing it with the following:
     “(c) Asset Base Certificate. Borrower shall have delivered to the Agent a duly completed and executed Asset Base Certificate, determined as of the last day of the immediately preceding Collection Period and calculated to give effect to the Containers to be acquired with the proceeds of such Advance, which certificate shall comply with the requirements therefor set forth in the Loan Agreement”;
          (s) Clause (f) of Section 1002 shall be amended by deleting the reference to “Section 202” and replacing it with “Section 201”;
          (t) Clause (5) of Section 1101 is hereby amended by deleting such clause in its entirety and replacing it with the following:
     “(5) The Weighted Average Age of all Eligible Containers as of the last day of any Collection Period Date is eight (8) years or more;”;
          (u) Clause (D) of Section 1203(i) is hereby amended by deleting such clause in its entirety and replacing it with the following:
     “(D) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Potential Event of Default, Manager Default, or Event of Default or a mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender) or at any time permit either the Principal Balances of all Class A Notes then Outstanding to exceed One Hundred Forty-Five Million Dollars ($145,000,000) or the Aggregate Commitment to exceed One Hundred Fifty Million Dollars ($150,000,000);”; and
          (v) Article XII of the Loan Agreement is hereby amended to include the following Section 1225 after Section 1224:
     “ Section 1225. Role of Co-Purchaser. The parties hereto agree that each Co-Purchaser shall have no duties or obligations under this Loan Agreement beyond its duties and/or obligations as a Lender.”;
          (w) Schedule 1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1 attached hereto.
          (x) Schedule 11.01 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 11.01 attached hereto.

Exhibit 10.6
          SECTION 4. Representations, Warranties and Covenants.
          The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 5. Amendment to Purchase Parameters.
          By executing this Amendment, each of the Borrower, the Agent and the Lenders evidence their consent to the amendment of the Purchase Parameters effected by the amendment attached as Schedule 2 hereto.
          SECTION 6. Effectiveness of Amendment; Terms of this Amendment.
          (a) This Amendment shall become effective on the date on which all of the conditions precedent set forth below are satisfied, which shall be in no event later than June 15, 2004:
(i) Amendment. The Agent shall have received this Amendment, in form and substance satisfactory to the Lenders, executed and delivered by Borrower and all other parties hereto;
(ii) Notes. The Agent shall have received separate Notes executed by the Borrower in favor of each Lender;
(iii) Certificate of Officer/Secretary; Organizational Documents. The Agent shall have received separate certificates, each dated the Effective Date, executed by authorized signatories of each of the Manager and the Borrower, certifying (A) that attached to such certificate(s) is a true, correct and complete copy of the Memorandum of Association or other organizational document of such company certified by the Secretary of the Borrower or the Manager, as applicable, as of a date close to the Effective Date, (B) that attached to such certificate is a true, correct and complete copy of the bylaws and each other organizational document of such company then in full force and effect, (C) that attached to such certificate is a Certificate of Compliance from the Secretary of State (or equivalent) of any other jurisdiction where such company is required to be qualified to do business, dated as of a date close to the Effective Date, (D) that attached to such certificate is a true, correct and complete copy of the resolutions adopted by the board of directors of each such company then in full force and effect authorizing the execution, delivery and performance by such company of each of the amendment documents to which it is a party and (E) the name of the officer(s) of such company authorized to execute amendment documents on behalf of such company;

Exhibit 10.6
(iv) Asset Base Certificate. The Borrower shall have delivered to the Agent and each Lender a duly executed Asset Base Certificate calculated as of the Effective Date;
(v) Opinions. Conyers Dill & Pearman shall have delivered to the Agent its corporate matters opinion for the Borrower with regard to the documents executed on or as of the Effective Date and a reliance letter with respect to its September 18, 2002 opinion regarding true sale and non-consolidation. Maples & Calder shall have delivered to the Agent its corporate matters opinion for the Manager with regard to the documents executed on or as of the Effective Date and a re-issuance of its September 18, 2002 opinion regarding true sale and non-consolidation. Denton Wilde Sapte shall have delivered to the Agent a reliance letter with respect to its September 18, 2002 opinion regarding the Purchase Agreement. Thacher Proffitt & Wood LLP shall have delivered to the Agent its opinion letter regarding the enforceability of the documents executed on or as of the Effective Date, a reliance letter with respect to its September 18, 2002 opinion regarding security interest and a reliance letter with respect to its September 18, 2002 opinion regarding enforceability; and
(vi) Payment of Fees. All fees due to the Lenders on or before the Effective Date shall have been paid to the extent notified to the Borrower in writing.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          (d) Except as expressly amended or modified hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
          SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
          SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.6
          SECTION 9. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 10. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature page follows.]

Exhibit 10.6
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ DENNIS J. TIETZ

Name: Dennis J. Tietz
Title: Director
Amendment No. 5 to A&R Loan Agt.

Exhibit 10.6

FORTIS BANK (NEDERLAND) N.V., as Agent and a Lender

By:	/s/ M. A. N. VAN LACUM

Name: M. A. N. van Lacum
Title: Director

By:	/s/ P. R. G. ZAMAN

Name: P. R. G. Zaman
Title: Deputy Director
Amendment No. 5 to A&R Loan Agt.

Exhibit 10.6

BTM CAPITAL CORPORATION, as a Lender

By:	/s/ JOHN F. McCARTHY

Name: John F. McCarthy
Title: Vice President

Address:	111 Huntington Avenue, Suite 400
Boston, MA 02199

Attention:	Vice President — Administration
Facsimile:	(617) 345-1444
Telephone:	(617) 345-5727
Amendment No. 5 to A&R Loan Agt.

Exhibit 10.6

HSH NORDBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ MATHIS SHINNICK

Name: Mathis Shinnick
Title: Senior Vice President

By:	/s/ STEPHANIE PIEH

Name: Stephanie Pieh
Title: Vice President
Amendment No. 5 to A&R Loan Agt.

Exhibit 10.6
SCHEDULE 1
LIST OF LENDERS AND RESPECTIVE COMMITMENTS

Lender	Commitment
Fortis Bank (Nederland) N.V.	$45,000,000 Class A Commitment
and
$5,000,000 Class B Commitment

BTM Capital Corporation	$50,000,000 Class A Commitment

HSH Nordbank AG, New York Branch	$50,000,000 Class A Commitment

Exhibit 10.6
SCHEDULE 2
FORM OF AMENDMENT TO PURCHASE PARAMETERS
     Effective as of June 15, 2004, the term “Purchase Parameter” in Section 1.1 of the Members Agreement (as defined in the Loan Agreement), shall be amended to read as follows:
     “Purchase Parameters. The policy employed by the Manager from time to time in acquiring New Containers for the account of the Borrower, as such policy may be amended from time to time by a Board Majority. The “Purchase Parameters” are as follows:
     (i) the maximum purchase price to be paid by the Borrower for any standard dry cargo Container shall not exceed $2,100 per CEU;
     (ii) the maximum purchase price to be paid by the Borrower for any Specialized Containers shall not exceed the amount in effect and previously approved by a Board Majority;
     (iii) if such Container is a New Container and will be subject to either a Term Lease or a Finance Lease on the date on which it is acquired by the Borrower, the projected ARPEC for such Lease shall be not less than the sum of (A) three month LIBOR on such date and (B) eleven percent (11%). In this regard, “ARPEC” shall mean a fraction (expressed as a percentage) the numerator of which is equal to the product of (A) the daily lease rental attributable to such Container pursuant to the terms of such Lease and (B) 365, and the denominator of which is equal to the original equipment cost of such Container; and
     (iv) if such Container is a New Container and will be subject to a Master Lease on the date of acquisition by the Borrower, then, when considered with all other New Containers then owned by the Borrower, the sum of the Net Book Values of all New Containers then subject to the terms of a Master Lease will shall not exceed an amount equal to the product of (A) fifteen percent (15%) and (B) the sum of the then Net Book Values of all New Containers then owned by the Borrower.”.

Exhibit 10.6
SCHEDULE 11.01
NOTICE ADDRESSES

If to the Borrower:	CF Leasing Ltd.
Clarendon House
Church Street
Hamilton HM 11
Bermuda
Attn: Secretary
Telephone: 441 295-1422
Telefax: 441 292-4720

with a copy to:	Cronos Containers Limited
The Ice House
Dean Street
Marlow
Buckinghamshire SL7 3AB
England
Attn: Peter J. Younger
Telephone: 44 1628-405580
Telefax: 44 1628-405648

If to the Agent:	Fortis Bank (Nederland) N.V.
Coolsingel 93/1
P.O. Box 749
3000 AS Rotterdam
The Netherlands
Attention: Menno van Lacum
Telephone: 31 10 401 6160
Telefax:31 10 401 6014

Schedule 11.01-1

Exhibit 10.6

If to the Lender(s):	Fortis Bank (Nederland) N.V.
Coolsingel 93/1
P.O. Box 749
3000 AS Rotterdam
The Netherlands
Attention: Menno van Lacum
Telephone: 31 10 401 6160
Telefax: 31 10 401 6014

BTM Capital Corporation
111 Huntington Avenue, Suite 400
Boston, Massachusetts 02199
Attention: Senior Vice President — Administration
Telephone: (617) 573-9000
Telefax: (617) 345-1444

and

HSH Nordbank AG, New York Branch
590 Madison Avenue
New York, NY 10022-2540
Attention: Stephanie Pieh or Linh Duong
Tel.: (212) 407-6065 or (212) 407-6072
Fax: (212) 407-6033

Schedule 11.01-2